UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2005

World Air Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	000-26582	20-2121036
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia		30269
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-632-8322

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On December 20, 2005, North American Airlines ("North American"), a wholly owned subsidiary of World Air Holdings, Inc., issued a press release announcing an adverse jury verdict in litigation between North American and Randall Otto, a former North American pilot. North American plans to appeal the verdict. A copy of the press release related to this filing is attached hereto as Exhibit 99.1.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc.

December 20, 2005	By:	/s/ Randy J. Martinez

Name: Randy J. Martinez
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	North American Airlines Press Release issued on December 20, 2005